Exhibit 10.2.4

Agreement Guarantee for Indebtedness of an Incorporated Company

To the BANK OF MONTREAL:

        IN CONSIDERATION of the Bank of Montreal (hereinafter the "Bank") dealing with Jeux Hexacto Inc. herein referred to as the Customer, the undersigned hereby solidarily guarantee(s) payment to the Bank of all present and future debts and liabilities, direct or indirect or otherwise, now or at any time and from time to time hereafter due or owing to the Bank from or by the Customer or by any successor corporation of the Customer and whether incurred by the Customer alone or jointly with any other corporation, person or persons, or otherwise howsoever; provided, however, that the liability of the undersigned and of each of the undersigned herein is limited to TWO HUNDRED THOUSAND Dollars, ($200,000.00) with interest thereon at a rate of TWO POINT FORTY FIVE (2.45%) per cent per annum above the Bank's prime interest rate in effect from time to time, from date of demand for payment of same. The term "prime interest rate" means the floating annual rate of interest established from time to time by the Bank as the base rate it will use to determine rates of interest on Canadian dollar loans to customers in Canada and designated as Prime Rate. The undersigned, and each of them (if more than one), is responsible both individually and together with the Customer for all such obligations of the Customer and together with each other for all obligations of the undersigned to the Bank hereunder.

        IT IS AGREED that no change in the name, objects, capital stock or constitution of the Customer, shall in any way affect the liability of the undersigned or any of them, either with respect to transactions occurring before or after any such change, and the Bank shall not be concerned to see or inquire into the powers of the Customer or any of its directors or other agents, acting or purporting to act on its behalf, and moneys, advances, renewals or credits, in fact borrowed or obtained from the Bank in professed exercise of such powers shall be deemed to form part of the debts and liabilities hereby guaranteed, notwithstanding that such borrowing or obtaining of moneys, advances, renewals or credits shall be in excess of the powers of the Customer or of its directors or other agents aforesaid, or be in any way irregular, defective or informal. If the Customer shall amalgamate with one or more other corporations, this guarantee shall continue and apply to all debts and liabilities owing to the Bank by the corporation continuing from the amalgamation.

        IT IS FURTHER AGREED that the Bank, without consent of the undersigned and without exonerating in whole or in part the undersigned, or any of them (if more than one), may grant time, renewals, extensions, indulgences, releases and discharges to, may take securities from and give the same and any or all existing securities up to, may abstain from taking securities from, or from perfecting securities of, may accept compositions from, and may otherwise change the terms of any of the debts and liabilities hereby guaranteed and otherwise deal with the Customer and all other persons (including the undersigned, or any one of them, and any other guarantor) and securities, as the Bank may see fit, and that all dividends, compositions, and moneys received by the Bank from the Customer or from any other persons or estates capable of being applied by the Bank in reduction of the debts and liabilities hereby guaranteed, shall be regarded for all purposes as payments in gross, and the Bank shall be entitled to prove against the estate of the Customer upon any insolvency or winding-up in respect of the whole of said debts and liabilities, and the undersigned shall have no right to be subrogated to the Bank in respect of any such proof until the Bank shall have received from such estate payment in full of its claim with interest.

        AND IT IS FURTHER AGREED that this shall be a continuing guarantee, and shall cover and secure any ultimate balance owing to the Bank, including all costs, charges and expenses which the Bank may incur in enforcing or obtaining payment of the sums of money due to the Bank from the Customer either alone or in conjunction with any other corporation, person or persons, or otherwise howsoever, or attempting to do so. The Bank shall not be obliged to seek any recourse against the Customer or other persons or the securities it may hold before being entitled to payment from the undersigned of all and every debts and liabilities hereby guaranteed. The undersigned and each of them (if more than one) hereby renounces the benefits of discussion and division. The undersigned and each of them (if more than one) renounces any right it may have to claim against, or set up against, the Bank any reduction in or loss of any right of subrogation arising out of any full or partial release or discharge by the Bank of any other surety for, or security held by the Bank in respect of, the debts and liabilities hereby guaranteed or arising out of any other act of the Bank. The undersigned, or any one or more of them (if more than one), or the respective executors, liquidators, heirs, administrators or legal representatives of any of the undersigned, may determine his or their further liability under this continuing guarantee by ninety days' notice in writing to be given to the Bank, and the liability hereunder of the undersigned and each of them (if more than one), and his or their respective executors, liquidators, heirs, administrators and legal representatives shall continue until the expiration of ninety days after the giving of such notice, notwithstanding the death or insanity of any of the undersigned, and after the expiry of such notice the undersigned and each of them (if more than one), and his or their respective executors, liquidators, heirs, administrators and legal representatives shall remain liable under this guarantee in respect of any sum or sums of money owing to the Bank as aforesaid on the date such notice expired and also in respect of any contingent or future liabilities incurred to or by the Bank on or before such date but maturing thereafter, but such determination in any manner of further liability of any one or more of the undersigned or of the respective executors, liquidators, heirs, administrators or legal representatives of any of the undersigned shall not prevent the continuance of the liability hereunder of any others or other of the undersigned or of their or his respective executors, liquidators, heirs, administrators, or legal representatives. If after such determination any payment from the Customer must be returned to the Customer, or any successor or representative of the Customer, for any reason (including the designation of such payment as a mistake or as a preference following the bankruptcy of the Customer), then this guarantee shall continue after the determination as if such payment had not been made. Every Certificate issued under the hand of the Manager or Acting Manager of the Bank for the time being at the Branch where the Customer's account shall be kept, purporting to show the amount at any particular time due and payable to the Bank, and covered by this guarantee, shall be received as conclusive evidence as against the undersigned and every one of them (if more than one), and his or their respective executors, liquidators, heirs, administrators and legal representatives, that such amount is at such time so due and payable to the Bank and is covered hereby. Each of the executors, liquidators, heirs, administrators and legal representatives of the undersigned, or any one or more of them (if more than one), shall immediately give notice in writing to the Bank of the death of the undersigned, or of any of them (if more than one).

        THIS CONTRACT shall be construed in accordance with the laws of the Province of Québec and, for the purpose of legal proceedings this contract shall be deemed to have been made in the said Province and to be performed there, and the Courts of that Province shall have jurisdiction over all disputes which may arise under this contract, provided always that nothing herein contained shall prevent the Bank from proceeding at its election against the undersigned in the Courts of any other Province or country.

Insert name of Canadian Province in which Customer account with the Bank is kept at the time guarantee is given

        NOTWITHSTANDING the provisions of any Statute relating to the rate of interest payable by debtors, this contract shall remain in full force and effect whatever the rate of interest received or demanded by the Bank.

        ALL DEBTS AND LIABILITIES present and future of the Customer to the undersigned and each of them are hereby postponed to the debts and liabilities of the Customer to the Bank and all moneys received by any of the undersigned or their or his assigns thereon shall be received on behalf of the Bank and as Trustees for the Bank and shall be paid over to the Bank. Any request by the undersigned to the said Bank for useful information respecting the content and the terms and conditions of the debts and liabilities of the Customer hereby guaranteed or the progress made in their performance, shall be made in writing by the undersigned to the said Bank.

Guarantor(s)
Initial(s)

        THE UNDERSIGNED and each of them (if more than one) acknowledges that this Guarantee has been delivered free of any conditions and that no representations have been made to the undersigned or any of them (if more than one) affecting the liability of the undersigned or any of them (if more than one) under this Guarantee save as may be specifically embodied herein and agrees that this Guarantee is in addition to and not in substitution for any other Guarantees held or which may hereafter be held by the said Bank. The present Guarantee shall remain in full force and effect until all debts and obligations hereby secured have been irrevocably and indefeasibly paid and released. Any clause or part thereof which may be null or unenforceable shall not invalidate, affect or impair the remaining provisions hereof.

        AS WITNESS the hands and seals of the undersigned, at Montreal, this 8th day of August, 2002.

WITNESS	SIGNATURE OF GUARANTOR
(Signed)	(Signed)
Geneviève Paradis	Alexandre Taillefer

If executed by a company with a corporate seal, the corporate seal should be affixed.